Subsequent Events	6 Months Ended
Mar. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
17.	SUBSEQUENT EVENTS

On May 30, 2025 and June 5, 2025, the Group borrowed $1,929,252 (RMB14,000,000) and $3,858,503 (RMB 28,000,000), respectively, from China CITIC Bank. The Group fully repaid these borrowings in June 2025.

On May 22, 2025, the Group closed its underwritten follow-on offering and sale of 10,000,000 Ordinary Units, with each Ordinary Unit consisting of (i) one Class A ordinary share, (ii) one Series A warrant to purchase one Class A ordinary share, and (iii) one Series B warrant to purchase one Class A ordinary share. The Ordinary Unit was priced at $0.50 per unit. The Group generated gross proceeds of $5,000,000, before deducting underwriting discounts, non-accountable expense allowance, and offering expenses payable by the Group.

In April 2025, the Group entered into a non-binding letter of intent (“LOI”) with the shareholders of a third-party business to explore a potential acquisition opportunity. The LOI contemplates that, subject to completion of due diligence, negotiation and execution of a definitive agreement, satisfaction of customary closing conditions, and required approvals, the Group may acquire the target business for a purchase price to be determined, with a refundable advance deposit of USD9.11 million applied toward the purchase price if the transaction proceeds. If the transaction does not close, the deposit will be fully refunded.

In accordance with the counterparty’s payment arrangements, the deposit was processed through the Group’s Chief Executive Officer, acting solely as an intermediary, with the funds provided directly by the Group. The contemplated transaction remains at a preliminary stage, and there can be no assurance that a definitive agreement will be entered into or that the proposed acquisition will be consummated. Those provisions of the LOI that set forth the terms of the proposed transaction, including the contemplated consideration, are non-binding. The Group’s management has evaluated the arrangement and determined the deposit is fully recoverable under the current terms.

The Group has evaluated subsequent events from March 31, 2025 and as of August 25, 2025, and did not identify any subsequent events except those disclosed above that would have material financial impact or that required adjustment of the Group’s unaudited condensed consolidated financial statements.